UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011

SONOCO PRODUCTS COMPANY

South Carolina	0-516	57-0248420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (843) 383-7000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 24, 2011, Sonoco Products Company (“Sonoco”) entered into an Amended and Restated Underwriting Agreement (the “Amended and Restated Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which Sonoco agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250 million in aggregate principal amount of 4.375% Notes due 2021 (the “2021 Notes”) and $250 million in aggregate principal amount of 5.75% Notes due 2040 (the “New 2040 Notes” and, together with the 2021 Notes, the “Notes”), as described in the prospectus supplement dated October 24, 2011 filed pursuant to Sonoco’s shelf registration statement on Form S-3, Registration No. 333-160964 (the “Registration Statement”).

The 2021 Notes will be issued under the Indenture, dated as of June 15, 1991 (the “Indenture”), between Sonoco and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), as successor in interest to Wachovia Bank of North Carolina, National Association, as trustee, (the “Trustee”), as amended and supplemented by a third supplemental indenture to be entered into between Sonoco and the Trustee (the “Third Supplemental Indenture”).

The New 2040 Notes will be issued under the Indenture, as amended and supplemented by a second supplemental indenture, dated as of November 1, 2010, between Sonoco and the Trustee (the “Second Supplemental Indenture”) and a fourth supplemental indenture to be entered into between Sonoco and the Trustee (the “Fourth Supplemental Indenture”). The New 2040 Notes constitute a further issuance of the 5.75% Notes due 2040, of which $350,000,000 principal amount was issued on November 1, 2010 (the “Existing 2040 Notes”). The New 2040 Notes will form a single series with the Existing 2040 Notes and will have the same terms other than the issue date, the public offering price and the first interest payment date. Immediately upon settlement, the New 2040 Notes will have the same CUSIP number and will trade interchangeably with the Existing 2040 Notes.

The Underwriters are expected to deliver the 2021 Notes against payment on October 27, 2011 and the New 2040 Notes against payment on November 1, 2011.

A copy of (i) the Amended and Restated Underwriting Agreement, (ii) the Third Supplemental Indenture pursuant to which the 2021 Notes are to be issued, including the form of the 2021 Note and (iii) the Fourth Supplemental Indenture pursuant to which the New 2040 Notes are to be issued, including the form of the 2040 Note are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

Sonoco hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement:

1.4	Amended and Restated Underwriting Agreement, dated as of October 24, 2011, among Sonoco Products Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in the Underwriting Agreement.

4.10	Second Supplemental Indenture, dated as of November 1, 2010, between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Sonoco Products Company’s Form 8-K filed October 28, 2010).

4.11	Form of Third Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.12	Form of Fourth Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.13	Form of 4.375% Note due 2021 (included in Exhibit A to Exhibit 4.11).

4.14	Form of 5.75% Note due 2040 (included in Exhibit A to Exhibit 4.12).

5.3	Opinion (including consent) of Haynsworth Sinkler Boyd, P.A.

12.1	Computation of ratio of earnings to fixed charges.

23.4	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: October 26, 2011	By:	/S/ RITCHIE L. BOND
Ritchie L. Bond Treasurer

EXHIBIT INDEX

1.4	Amended and Restated Underwriting Agreement, dated as of October 24, 2011, among Sonoco Products Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in the Underwriting Agreement.

4.10	Second Supplemental Indenture, dated as of November 1, 2010, between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Sonoco Products Company’s Form 8-K filed October 28, 2010).

4.11	Form of Third Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.12	Form of Fourth Supplemental Indenture (including form of Note), between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A.

4.13	Form of 4.375% Note due 2021 (included in Exhibit A to Exhibit 4.11).

4.14	Form of 5.75% Note due 2040 (included in Exhibit A to Exhibit 4.12).

5.3	Opinion (including consent) of Haynsworth Sinkler Boyd, P.A.

12.1	Computation of ratio of earnings to fixed charges.

23.4	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.3).

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